Exhibit 32

CERTIFICATION

In connection with the Quarterly Report of EQT Corporation (“EQT”) on Form 10-Q for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on April 28, 2016 (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQT.

/s/ David L. Porges	May 9, 2016
David L. Porges
Chief Executive Officer

/s/ Robert J. McNally	May 9, 2016
Robert J. McNally
Senior Vice President and Chief Financial Officer